UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 7, 2017

HESS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	No. 1-1204	No. 13-4921002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas

New York, New York 10036

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 997-8500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In March 2017, the Board of Directors (the “Board”) of Hess Corporation (the “Company”), upon the recommendation of the Compensation and Management Development Committee of the Board (the “Committee”), adopted the Hess Corporation 2017 Long-Term Incentive Plan (the “2017 Incentive Plan”), subject to the requisite stockholder approval. At the Company’s Annual Meeting of Stockholders held on June 7, 2017 (the “Meeting”), stockholders approved the 2017 Incentive Plan.

The purpose of the 2017 Incentive Plan is to promote the identity of interests between stockholders and non-employee directors of the Company and officers, other employees and consultants of the Company and its subsidiaries by encouraging and creating significant levels of ownership of common stock by those participants who are responsible for the success of the Company and its subsidiaries and to provide meaningful long-term incentive opportunities for participants who are in a position to make significant contributions toward their objectives. The 2017 Incentive Plan will be administered by the Committee, or such other committee as the Board may designate.

In connection with the approval of the 2017 Incentive Plan, the Board has determined that no additional grants or awards will be made under the Amended and Restated 2008 Long-Term Incentive Plan (the “Prior Incentive Plan”) in the future, but the awards outstanding under the Prior Incentive Plan will remain in effect in accordance with their terms. Under the 2017 Incentive Plan, (a) 13,500,000 new shares of the Company’s common stock will be available for delivery, plus (b) up to 6,429,132 shares of the Company’s common stock that have been approved by the Company’s stockholders for issuance but have not been awarded under the Prior Incentive Plan as of March 9, 2017, plus (c) up to 6,602,006 shares of common stock subject to outstanding options or other awards under the Prior Incentive Plan as of March 9, 2017 that are forfeited or are otherwise settled or terminated without a distribution of shares on or after March 9, 2017, subject to adjustment for certain changes in the Company’s capital structure. The 2017 Incentive Plan will continue in effect until all shares of common stock available under the 2017 Incentive Plan are delivered and all restrictions on those shares have lapsed, unless the 2017 Incentive Plan is terminated earlier by the Board. However, no awards may be granted under the 2017 Incentive Plan on or after June 7, 2027.

A summary of the 2017 Incentive Plan is included under “Proposal 5: Approval of the 2017 Long-Term Incentive Plan” in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 28, 2017 (the “2017 Proxy Statement”). The foregoing summary description of the 2017 Incentive Plan is subject to, and qualified in its entirety by reference to, the full text of the 2017 Incentive Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company’s 2017 Annual Meeting was held on June 7, 2017. The following is a summary of the matters voted upon at the 2017 Annual Meeting and the voting results for each such matter:

Proposal 1 – Election of Directors. Each of the following twelve director nominees received at least 97.3% of the votes cast and was elected as a director for the ensuing one-year term or until his or her respective successor is elected or appointed:

Name	For	Against	Abstain	Broker Non-Votes
Rodney F. Chase	254,942,432	4,933,649	107,798	24,158,705
Terrence J. Checki	254,337,884	5,538,488	107,507	24,158,705
Leonard S. Coleman Jr.	255,369,739	4,493,523	120,617	24,158,705
John B. Hess	256,350,305	3,493,575	139,999	24,158,705
Edith E. Holiday	253,599,944	6,287,937	95,998	24,158,705
Risa Lavizzo-Mourey	252,858,696	6,115,507	1,009,676	24,158,705
Marc S. Lipschultz	259,145,238	715,848	122,793	24,158,705
David McManus	255,128,401	4,739,777	115,701	24,158,705
Kevin O. Meyers	257,345,939	2,529,529	108,411	24,158,705
James H. Quigley	254,866,385	5,012,792	104,702	24,158,705
Fredric G. Reynolds	258,734,415	1,141,592	107,872	24,158,705
William G. Schrader	256,455,144	3,410,193	118,542	24,158,705

Proposal 2 – Advisory Vote on Executive Compensation. The proposal to approve (on an advisory basis) the compensation of the Company’s named executive officers, as disclosed in the 2017 Proxy Statement, received the vote of 96.4% of the shares present in person or represented by proxy and entitled to vote at the Meeting.

For	250,706,418
Against	9,024,444
Abstain	253,017
Broker Non-Votes	24,158,705

Proposal 3 – Advisory Vote on Frequency of Voting on Executive Compensation. The proposal to approve (on an advisory basis) the frequency of voting on executive compensation received support of the following shares present in person or represented by proxy and entitled to vote at the Meeting:

Annual	237,102,512
2-Year	311,558
3-Year	22,320,032
Abstain	249,777
Broker Non-Votes	24,158,705

For the reasons described in the 2017 Proxy Statement, the Board determined that the Company will submit to stockholders an advisory vote on executive compensation on an annual basis.

Proposal 4 – Ratification of Independent Auditors. The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 received the vote of 97.9% of the shares present in person or represented by proxy and entitled to vote at the Meeting.

For	278,207,260
Against	5,796,663
Abstain	138,661

Proposal 5 – Approval of the 2017 Incentive Plan. The proposal to approve the 2017 Incentive Plan received the vote of 97.6% of the shares present in person or represented by proxy and entitled to vote at the Meeting.

For	253,821,283
Against	5,924,323
Abstain	238,273
Broker Non-Votes	24,158,705

Proposal 6 – Stockholder Proposal Regarding Carbon Asset Risk Report. The stockholder proposal recommending that the Company prepare a scenario analysis report regarding carbon asset risk received the vote of 29.8% of the shares present in person or represented by proxy and entitled to vote at the Meeting.

For	77,491,007
Against	180,178,247
Abstain	2,314,625
Broker Non-Votes	24,158,705

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

10.1	Hess Corporation 2017 Long-Term Incentive Plan.*

*	Management contract or compensatory plan, contract or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2017

HESS CORPORATION

By:	/s/ Timothy B. Goodell
Name:	Timothy B. Goodell
Title:	Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Hess Corporation 2017 Long-Term Incentive Plan. *

*	Management contract or compensatory plan, contract or arrangement.